UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Landmark Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

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LANDMARK BANCORP, INC.

701 Poyntz Avenue

Manhattan, Kansas  66502

(785) 565-2000

April [  ], 2008

Dear Stockholder:

On behalf of the board of directors and management of Landmark Bancorp, Inc., we cordially invite you to attend our annual meeting of stockholders, to be held at 2:00 p.m. on Wednesday, May 21, 2008, at the Kansas State University Alumni Center, 17th and Anderson Avenue, Manhattan, Kansas.  The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting.  At the meeting we will also report on our operations and the outlook for the year ahead.

We have nominated three persons to serve as Class I directors.  Each of the nominees are incumbent directors.  Additionally, we are asking you to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares outstanding.  Finally, our Audit Committee has selected and we recommend that you ratify the appointment of KPMG LLP to continue as our independent registered public accounting firm for the year ending December 31, 2008.

We encourage you to attend the meeting in person.  Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postage-paid return envelope as promptly as possible.  This will ensure that your shares are represented at the meeting.

We look forward with pleasure to seeing and visiting with you at the meeting.

Very truly yours,

LANDMARK BANCORP, INC.

Patrick L. Alexander
President and Chief Executive Officer

LANDMARK BANCORP, INC.

701 Poyntz Avenue

Manhattan, Kansas  66502

(785) 565-2000

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 21, 2008

To the stockholders of

LANDMARK BANCORP, INC.

The annual meeting of the stockholders of Landmark Bancorp, Inc., a Delaware corporation, will be held at the Kansas State University Alumni Center, 17th and Anderson Avenue, Manhattan, Kansas, 66506, on Wednesday, May 21, 2008, at 2:00 p.m., local time, for the following purposes:

1.                                       to elect three Class I directors for a term of three years;

2.                                       to approve an amendment to Landmark Bancorp, Inc.’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 5,000,000 to 7,500,000;

3.                                       to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2008; and

4.                                       to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

We are not aware of any other business to come before the annual meeting.  Any action may be taken on any one of the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned or postponed.  The board of directors has fixed the close of business on April 4, 2008, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there are an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned or postponed to permit our further solicitation of proxies.

By order of the Board of Directors

Patrick L. Alexander
President and Chief Executive Officer

Manhattan, Kansas

April [  ], 2008

LANDMARK BANCORP, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 21, 2008

Landmark Bancorp, Inc., a Delaware corporation, is the holding company for Landmark National Bank.  Landmark National Bank’s main office is in Manhattan, Kansas, with branch offices in central, eastern and southwestern Kansas.  Landmark Bancorp was formed as part of the 2001 merger between MNB Bancshares, Inc., the holding company for Security National Bank and Landmark Bancshares, Inc., the holding company for Landmark Federal Savings Bank.  As a result of the merger, Landmark Bancorp became the holding company for Landmark National Bank.  In April, 2004, Landmark Bancorp completed its acquisition of First Kansas Financial Corporation, the holding company of First Kansas Federal Savings Bank, which was merged into Landmark National Bank.  In January, 2006, Landmark Bancorp completed the acquisition of First Manhattan Bancorporation, Inc., the holding company of First Savings Bank, F.S.B., which was subsequently merged into Landmark National Bank.

This proxy statement is furnished in connection with the solicitation by the board of directors of Landmark Bancorp of proxies to be voted at the annual meeting of stockholders to be held at the Kansas State University Alumni Center, 17th and Anderson Avenue, Manhattan, Kansas, on Wednesday, May 21, 2008, at 2:00 p.m., local time, and at any adjournments or postponements of the meeting.  Our 2007 annual report, which includes consolidated financial statements of Landmark Bancorp and Landmark National Bank, is also enclosed.  This proxy statement is first being mailed to Landmark Bancorp’s stockholders on or about April 18, 2008.

The following is information regarding the meeting and the voting process, presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

        You are receiving a proxy statement and proxy card from us because on April 4, 2008, the record date for the annual meeting, you owned shares of Landmark Bancorp’s common stock.  This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting.  It also gives you information concerning the matters to be voted on at the meeting, to assist you in making an informed decision.

        When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting.  The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting.  Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting in case your plans change.

        If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

        You are being asked to vote on the election of three Class I directors of Landmark Bancorp for a term expiring in 2011 and the approval of an amendment to Landmark Bancorp’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 5,000,000 shares to 7,500,000 shares.  Additionally, you are being asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2008 fiscal year.  These matters are more fully described in this proxy statement.

If I am the record holder of my shares, how do I vote?

        You may vote either by mail or in person at the meeting.  To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed postage-paid, pre-addressed envelope to our transfer agent, Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey, 07016.

        If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.  If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted “for” all three nominees named in this proxy statement, “for” the amendment to our Amended and Restated Certificate of Incorporation and “for” the ratification of KPMG LLP as our independent registered public accounting firm.

        If you want to vote in person, please come to the meeting.  We will distribute written ballots to anyone who wants to vote at the meeting.  Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting in case your plans change.  Please note, that if your shares are held in the name of your broker (or in what is usually referred to as “street name”), you will need to arrange to obtain a “legal proxy” from your broker in order to vote in person at the meeting.

If I hold shares in the name of a broker or fiduciary, who votes my shares?

        If you received this proxy statement from your broker or by a trustee or other fiduciary who may hold your shares, your broker or fiduciary should have given you instructions for directing how they should vote your shares.  It will then be their responsibility to vote your shares for you in the manner you direct.  As discussed above, if you want to vote in person at the meeting, you will need to arrange to obtain a “legal proxy” from your broker or fiduciary in order to vote in person at the meeting.

        Under NASDAQ rules, brokers may generally vote on routine matters, such as the election of directors and the ratification of the independent registered public accounting firm, but cannot vote on non-routine matters, such as the proposed amendment to our Amended and Restated Certificate of Incorporation or the adoption or amendment of an equity compensation plan, unless they have received voting instructions from the person for whom they are holding shares.  If your broker does not receive instructions from you on how to vote particular shares on a matter on which your broker does not have discretionary authority to vote, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters.  This is generally referred to as a “broker non-vote” and will affect the outcome of the voting as described below, under “How many votes are needed for approval of each proposal?”

        We encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting.  You should do this by carefully following the instructions your broker gives you concerning its procedures.  This ensures that your shares will be voted at the meeting.

What does it mean if I receive more than one proxy card?

        It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers.  Please sign and return ALL proxy forms to ensure that all your shares are voted.

What options do I have in voting on each of the proposals?

        You may vote “for” or “withhold authority to vote for” each nominee for director.  You may vote “for,” “against” or “abstain” on any other proposal that may properly be brought before the meeting.  Abstentions will be considered in determining the presence of a quorum but will not affect the vote required for election of our directors or the ratification of our independent registered public accounting firm.  Because approval of the amendment to our Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares entitled to vote at the meeting, an abstention would have the same effect as a vote against this proposal.

How many votes may I cast?

        Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for approval of each proposal?

        Directors are elected by a plurality and the three individuals receiving the highest number of votes cast “for” their election will be elected as Class I directors of Landmark Bancorp.  The amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares must receive the affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote as of the close of business on April 4, 2008.  The ratification of our independent registered public accounting firm and all other matters must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote.  Broker non-votes and abstentions will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter.

What if I change my mind after I return my proxy?

        If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting.  You may do this by:

•                        signing another proxy with a later date and returning that proxy to our transfer agent at:

Registrar and Transfer Company
10 Commerce Drive
Cranford, New Jersey, 07016;

•                       sending notice to our transfer agent that you are revoking your proxy; or

•                       voting in person at the meeting.

        If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many shares do we need to have represented at the meeting to hold the annual meeting?

        A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

        Shares are counted as present at the meeting if the stockholder either:

•                       is present in person at the meeting; or

•                       has properly submitted a signed proxy card or other proxy.

        On April 4, 2008, the record date, there were 2,268,859 shares of common stock issued and outstanding.  Therefore, at least 1,134,430 shares need to be present at the annual meeting to hold the meeting and conduct business.

What happens if a nominee is unable to stand for re-election?

        The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee.  In the latter case, shares represented by proxies may be voted for a substitute nominee.  Proxies cannot be voted for more than three nominees.  The board has no reason to believe any nominee will be unable to stand for re-election.

Where do I find the voting results of the meeting?

        If available, we will announce voting results at the meeting.  The voting results will also be disclosed in our Form 10-Q for the quarter ending June 30, 2008.

Who bears the cost of soliciting proxies?

        We will bear the cost of soliciting proxies.  In addition to solicitations by mail, officers, directors or employees of Landmark Bancorp or its subsidiaries may solicit proxies in person or by telephone.  These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL I — ELECTION OF DIRECTORS

At the annual meeting of the stockholders to be held on May 21, 2008, our stockholders will be entitled to elect three Class I directors for a term expiring in 2011.  Landmark Bancorp’s directors are divided into three classes having staggered terms of three years.  All the nominees for election as Class I directors are incumbent directors.  We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

Set forth below is information concerning the nominees for election and for the other directors whose terms of office will continue after the meeting, including their age, the year first elected a director and their business experience during the previous five years as of April 4, 2008.  The nominees, if elected at the annual meeting of stockholders, will serve as Class I directors for three year terms expiring in 2011.  We unanimously recommend that you vote FOR each of the nominees for director.  Unless authority to vote for the nominees is withheld, the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the board of directors.

NOMINEES

Name	Age	Position with Landmark Bancorp and Landmark National Bank	Director Since(1)

CLASS I (Term Expires 2011)

Brent A. Bowman	58	Director of Landmark Bancorp and Landmark National Bank	1987

Joseph L. Downey	71	Director of Landmark Bancorp and Landmark National Bank	1996

David H. Snapp	52	Director of Landmark Bancorp and Landmark National Bank	1986

CONTINUING DIRECTORS

Name	Age	Position with Landmark Bancorp and Landmark National Bank	Director Since(1)

CLASS II (Term Expires 2009)

Richard A. Ball	55	Director of Landmark Bancorp and Landmark National Bank	1995

Susan E. Roepke	68	Director of Landmark Bancorp and Landmark National Bank	1997

C. Duane Ross	71	Director of Landmark Bancorp and Landmark National Bank	1986

CLASS III (Term Expires 2010)

Patrick L. Alexander	55	President, Chief Executive Officer and Director of Landmark Bancorp and Landmark National Bank	1990

Jim W. Lewis	52	Director of Landmark Bancorp and Landmark National Bank	1991

Jerry R. Pettle	69	Director of Landmark Bancorp and Landmark National Bank	1978

Larry L. Schugart	68	Chairman of the Board and Director of Landmark Bancorp and Landmark National Bank	1971

(1)                            Indicates the year first elected to the board of directors of MNB Bancshares, Inc. or Landmark Bancshares, Inc. (or their respective banking subsidiaries), the predecessor companies to Landmark Bancorp.

All of our directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified.  There are no arrangements or understandings with any of the nominees pursuant to which they have been selected as nominees or directors.  No director is related to any other director or executive officer of Landmark Bancorp or Landmark National Bank by blood, marriage or adoption.

The business experience of each nominee and continuing director is as follows:

Patrick L. Alexander has served as the President and Chief Executive Officer of Landmark Bancorp and Landmark National Bank since October, 2001.  He became President and Chief Executive Officer of the Manhattan Federal Savings and Loan Association (the predecessor to Security National Bank) in 1990, and became the President and Chief Executive Officer of MNB Bancshares and Security National Bank in 1992 and 1993, respectively.  From 1986 to 1990, Mr. Alexander served as President of the Kansas State Bank of Manhattan, Manhattan, Kansas.

Larry L. Schugart has served with Landmark Federal Savings Bank, Landmark Bancshares and Landmark Bancorp for over 44 years. He served as President, Chief Executive Officer and a director of Landmark Bancshares from its incorporation in 1993 until the merger in 2001.  He is a former director of the Federal Home Loan Bank of Topeka where he served on the Finance and Executive Committees.  Mr. Schugart is a former member and chair of various committees of the Heartland Community Bankers Association, is a past Chairman of the Kansas-Nebraska League of Savings and Loan Association and served as a member of the Governmental Affairs Committee of the America’s Community Bankers.  In addition, Mr. Schugart has been president of numerous civic and charitable organizations in Great Bend, Kansas.

Richard A. Ball, a certified public accountant, is the President of Ball Consulting Group, Ltd.  He has served as a Board Chairman of the Great Bend Chamber of Commerce, Great Bend United Way, Petroleum Club and Barton County Community College Academic Fund Campaign.  He has also served on the boards of the Kiwanis Club, Cougar Booster Club, Downtown Development, Mid-Kansas Economic Development and the Kansas Oil & Gas Museum Committee.

Brent A. Bowman has been Vice President of Bowman, Bowman and Novick, Inc., an architectural firm, since incorporation in 2004.  Previously, he was the President of Brent Bowman and Associates Architects, P.A.  He serves on the board of directors of Big Lakes Developmental Center, Inc.

Joseph L. Downey served as a director of Dow Chemical Co. for ten years until his retirement from the board in 1999.  He was a Dow Senior Consultant from 1995 until 1999, after having served in a variety of executive positions with that company, including Senior Vice President from 1991 to 1994.  In 2004, Mr. Downey became a director of Nanoscale Materials, Inc.

Jim W. Lewis is the owner of several automobile dealerships across the state of Kansas, including Lewis Automotive Group.  Mr. Lewis is a member of the Dodge City Area Chamber of Commerce.   He was a founding member of “The Alley,” a community teen center in Dodge City.

Jerry R. Pettle is a dentist who practiced with Dental Associates of Manhattan, P.A., in Manhattan, Kansas, from 1965 until his retirement in 1999.  Dr. Pettle was a former examiner for the Kansas Dental Board.  Dr. Pettle serves on the board of directors of Mercy Regional Health Center, Manhattan Library Association, and the Manhattan Arts Council.  Additionally, Dr. Pettle is a Trustee for the Manhattan Community Foundation.

Susan E. Roepke is a former Vice President of MNB Bancshares, serving in that capacity from its inception in 1992 until she retired as an officer of MNB Bancshares and Security National Bank at the end of 1998.  She also served in a number of senior management positions with Security National Bank since 1970, including Senior Vice President, Secretary and Cashier since 1993.

C. Duane Ross served as President and Chief Executive Officer of High Plains Publishers, Inc., a publishing/printing company from 1994 until his retirement in January, 2008.  He currently serves as Publisher Emeritus of High Plains Publishers, Inc.  Mr. Ross is Vice Chairman of the Board of Commissioners of the Dodge City Housing Authority, a current member of the Dodge City Community College Endowment Board, and a past President of the Dodge City/Ford County Development Corporation.  In addition, he is a past President of the Dodge City Community College Foundation and is a past President of the Dodge City Area Chamber of Commerce.

David H. Snapp is a partner in the law firm of Waite, Snapp & Doll in Dodge City, Kansas.  Mr. Snapp is also a board member of Arrowhead West, Inc., a mental and physical rehabilitation center, the Community Foundation of Southwest Kansas and Catholic Social Service.

In addition, the business experience for each of our executive officers is as follows:

Mark A. Herpich has served as Vice President, Secretary, Treasurer and Chief Financial Officer of Landmark Bancorp and as Executive Vice President, Secretary and Chief Financial Officer of Landmark National Bank since October, 2001.  Previously, he held these same positions at MNB Bancshares and Security National Bank from September, 1998 to October, 2001.  Mr. Herpich served as a Senior Manager and certified public accountant at KPMG LLP from August 1989 to September 1998.

Michael E. Scheopner has served as an Executive Vice President and Credit Risk Manager of Landmark National Bank since October, 2001.  Previously, Mr. Scheopner served as an Executive Vice President of Security National Bank from March, 1998 to October, 2001 and as a Senior Vice President of Security National Bank from May, 1996 to March, 1998.

Dean R. Thibault has served as Executive Vice President-Commercial Lending of Landmark National Bank since January, 2006.  He had served as a Market President for Landmark National Bank since October, 2001.  Mr. Thibault served as Senior Vice President for Security National Bank from March, 1998 to October, 2001.

Bradly L. Chindamo has served as a Market President of Landmark National Bank since January, 2008.  Prior to joining Landmark National Bank, Mr. Chindamo served as a Community/Regional Bank President for Central National Bank in Lawrence, Kansas from 1995 to January, 2008.

Larry R. Heyka has served as a Market President of Landmark National Bank since January, 2006.  Prior to joining Landmark National Bank, Mr. Heyka served as a director and the President and Chief Executive Officer of First Savings Bank, F.S.B. in Manhattan, Kansas from December, 1999 to December, 2005.

Mark J. Oliphant has served as a Market President of Landmark National Bank since October, 2001.  Prior to joining Landmark National Bank, Mr. Oliphant served as a Market President for Bank of America in Dodge City, Kansas from January, 1998 to October, 2001 and as Senior Vice President — Head of Commercial Lending from July, 1997 to January, 1998 for Bank of America in Dodge City.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

We currently have ten directors serving as our board, a majority of whom are deemed to be “independent,” as that term is defined by the Nasdaq Stock Market, LLC.  Mr. Alexander is not deemed to be “independent” because of his position as our President and Chief Executive Officer.  Mr. Bowman is not deemed to be “independent” because Landmark Bancorp engaged Bowman, Bowman and Novick, Inc., an architectural firm, of which he is a significant shareholder, in connection with the design and construction of a new branch facility.  Additionally, Mr. Snapp is not deemed to be “independent” because Landmark Bancorp has regularly engaged the law firm of Waite, Snapp & Doll, of which he is a partner, in the past.  In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of Landmark Bancorp, which is monitored by our executive officers and management.  Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, with additional special meetings held from time to time.  Our directors also discuss business and other matters with Mr. Alexander, other key executives and our principal external advisers (legal counsel, auditors and other consultants) at times other than regularly scheduled meetings when appropriate.

The board of directors has, in addition to other committees, an Audit Committee, a Nominating and Governance Committee and a Compensation Committee.  Consistent with NASDAQ listing requirements, the independent directors regularly have the opportunity to meet without Mr. Alexander, Mr. Bowman and Mr. Snapp in attendance.  During 2007, the independent directors met two times.  The current charters of each of these committees are available on Landmark Bancorp’s website at www.landmarkbancorpinc.com.  Our website also contains a general description about us as well as our Code of Business Conduct and Ethics.  Additionally, we maintain a separate website for Landmark National Bank at www.banklandmark.com that contains a description of our banking services and products.

A total of seven regularly scheduled and special meetings were held by the board of directors of Landmark Bancorp during 2007.  In 2008, the full board intends to meet six times with special meetings held from time to time when necessary and through committee membership, which is discussed below.  During 2007, all directors, except Mr. Bowman, attended at least 75 percent of the meetings of the board and the committees on which they served.  Although we do not have a formal policy regarding director attendance at the annual meeting, we encourage and expect all of our directors to attend.  Last year, all of the directors were present at the annual meeting.

Audit Committee

Messrs. Ball, Downey, Pettle, Ross and Schugart and Ms. Roepke served as members of the Audit Committee, with Mr. Pettle serving as Chairman.  Each of these members is considered “independent,” according to listing standards set forth by NASDAQ and Rule 10A-3 of the Securities Exchange Act of 1934 and the board believes that each member of the committee possesses the necessary skills and qualifications to critically analyze our financial statements and financial reporting process.  Further, the board has determined that Ms. Roepke qualifies as an “audit committee financial expert”

under the rules of the Securities and Exchange Commission.  The board based this decision on Ms. Roepke’s education and professional experience as a former senior financial executive of a financial institution.

The functions performed by the Audit Committee include, but are not limited to, the following:

•                              selecting and managing the relationship with our independent registered public accounting firm;

•                              reviewing the independence of the independent registered public accounting firm;

•                              reviewing actions by management on recommendations of the independent registered public accounting firm and internal auditors;

•                              meeting with management, the internal auditors and the independent registered public accounting firm to review the effectiveness of our system of internal control over financial reporting and internal audit procedures;

•                              reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

•                              reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports.

To promote independence of the audit function, the Audit Committee consults separately and jointly with the independent registered public accounting firm, the internal auditors and management.  The internal auditor reports directly to the committee on audit and compliance matters.  The committee also reviews and approves the scope of the annual external audit and consults with the independent registered public accounting firm regarding the results of their auditing procedures.  We have adopted a written charter, which sets forth the Audit Committee’s duties and responsibilities.  A copy of the charter is currently available on our website at www.landmarkbancorpinc.com.  The Audit Committee for Landmark Bancorp met nine times in 2007.

Compensation Committee

The Compensation Committee is currently comprised of Messrs. Ball, Pettle, and Schugart and Ms. Roepke, with Mr. Ball serving as Chairman.  Each of the current members is considered “independent,” as such term is defined by NASDAQ listing requirements, an “outside” director pursuant to Section 162(m) of the Internal Revenue Code of 1986, and a “non-employee” director under Section 16 of the Securities Exchange Act.  The Compensation Committee is responsible for matters related to the compensation of our Chief Executive Officer and other executive officers.  The Compensation Committee’s responsibilities and functions are further described in its charter, which is available on our website at www.landmarkbancorpinc.com.  The Compensation Committee met three times in 2007.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Messrs. Downey, Lewis and Ross, with Mr. Downey serving as the Chairman.  Each of the members is deemed to be “independent,” as such term is defined by NASDAQ.  The Nominating and Corporate Governance Committee is charged with overseeing our corporate governance programs as well as nominating directors to serve on the board of directors.  The Nominating and Corporate Governance Committee’s responsibilities and functions are further described in its charter, which is available on our website at

www.landmarkbancorpinc.com.  The Nominating and Corporate Governance Committee met two times in 2007.

Director Nominations and Qualifications

In carrying out its nominating function, the Nominating and Corporate Governance Committee evaluates all potential nominees for election, including incumbent directors, board nominees and stockholder nominees, in the same manner, although it is not currently seeking candidates to serve on the board and we did not receive any stockholder nominations for the 2008 annual meeting.  Generally, the Nominating and Corporate Governance Committee believes that, at a minimum, directors should possess certain qualities, including the highest personal and professional ethics and integrity, a sufficient educational and professional background, demonstrated leadership skills, sound judgment, a strong sense of service to the communities which we serve and an ability to meet the standards and duties set forth in our code of conduct.  The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and whether they are “independent” in accordance with NASDAQ requirements (to ensure that at least a majority of the directors will, at all times, be independent).  The committee has not, in the past, retained a third party to assist it in identifying candidates, but it has the authority to retain a third party firm or professional for the purpose of identifying candidates.

Stockholder Communication with the Board, Nomination and Proposal Procedures

General Communications with the Board.   Stockholders may contact our board of directors by contacting Mark A. Herpich, Corporate Secretary, Landmark Bancorp, Inc., 701 Poyntz Avenue, Manhattan, Kansas  66502 or (785) 565-2000.

Nominations of Directors.  In order for a stockholder nominee to be considered by the Nominating and Corporate Governance Committee to be one of its nominees and included in our proxy statement, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, at the above address, at least 120 days prior to the anniversary of the date the previous year’s proxy statement was mailed to stockholders.  To be considered by the committee as a nominee for inclusion in next year’s proxy statement, stockholder nominations must be received no later than December 18, 2008.  Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee’s business experience for at least the previous five years.  All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.  The committee may request additional information in order to make a determination as to whether to nominate the person for director.

In accordance with our bylaws, a stockholder may otherwise nominate a director for election at an annual meeting of stockholders by delivering written notice of the nomination to our Corporate Secretary, at the above address, not less than 60 days nor more than 90 days prior to the first anniversary date of the previous year’s annual meeting.  The stockholder’s notice of intention to nominate a director must include:  a) for each person to be nominated: (i) the name, age and business and residence address of each nominee; (ii) the principal occupation or employment of each nominee; (iii) the class and number of shares of stock owned by the nominee on the date of the notice; and (iv) any information that would be required to be disclosed on Schedule 13D pursuant to Regulation 13D under the Securities Exchange Act, in connection with the acquisition of stock, and pursuant to Regulation 14A under the Securities Exchange Act, in connection with the solicitation of proxies with respect to nominees for election as directors, regardless of whether the person is subject to the provisions of such regulations; and b) as to the stockholder:  (i) the name and address of record of the nominating stockholder and the names and addresses of any other stockholders supporting each respective nominee; and (ii) the class and number of shares of stock owned by the nominating stockholder and any other stockholders supporting the nominees on the date of the notice.  We may request additional information after receiving the notification for the purpose of determining the proposed nominee’s eligibility to serve as a director.  Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

Other Stockholder Proposals.  To be considered for inclusion in our proxy statement and form of proxy for our 2008 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than December 18, 2008, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations.

For proposals to be otherwise brought by a stockholder and voted upon at an annual meeting, the stockholder must file written notice of the proposal to our Corporate Secretary on or before 60 days in advance of the first anniversary of the previous year’s annual meeting.

Code of Business Conduct and Ethics.  We have a Code of Business Conduct and Ethics in place that applies to all of our directors and employees.  The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The code of conduct is posted on our website at www.landmarkbancorpinc.com.  We intend to satisfy the disclosure requirements under Item 5.01 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our website.

Director Compensation

In 2007, directors of Landmark Bancorp received a monthly fee of $1,400 for serving on the board of directors and they will receive a monthly fee of $1,500 in 2008.  Landmark Bancorp has assumed deferred compensation agreements entered into by Messrs. Ball, Ross, Schugart and Snapp as directors of Landmark Bancshares, Inc. Landmark Bancorp has also assumed deferred compensation agreements entered into by Mr. Schugart as an executive officer of Landmark Bancshares, Inc.

Name	Fees earned or paid in cash ($)	Option awards ($) (1) (2)	All other compensation ($)		Total ($)
(a)	(b)	(d)	(g)		(h)

Richard A. Ball	16,800	3,005	- 0 -		19,805

Brent A. Bowman	16,800	3,005	- 0 -		19,805

Joseph L. Downey	16,800	3,005	- 0 -		19,805

Jim W. Lewis	16,800	3,005	- 0 -		19,805

Jerry R. Pettle	16,800	3,005	- 0 -		19,805

Susan E. Roepke	16,800	3,005	- 0 -		19,805

C. Duane Ross	16,800	3,005	- 0 -		19,805

Larry L. Schugart	16,800	3,005	- 0 -	(3)	19,805

David H. Snapp	16,800	3,005	- 0 -		19,805

(1)          Amounts reflect expense recognized during 2007 under Statement of Financial Accounting Standard No. 123R (Share-Based Payments) (“SFAS 123R”) for stock option grants made in 2007 and prior years.  The assumptions used in determining the compensation expense recognized under SFAS 123R can be found in Footnote 11 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2007.

(2)          As of December 31, 2007, each non-employee director held 5,940 options, of which 2,970 were exercisable.

(3)          Mr. Schugart received $49,700 in 2007, pursuant to deferred compensation agreements entered into with Landmark Bancshares, Inc., which were assumed by Landmark Bancorp in connection with its acquisition of Landmark Bancshares, Inc.

EXECUTIVE COMPENSATION

The following table sets forth the following information: (i) the dollar value of base salary and bonus earned during the years ended December 31, 2007 and 2006; (ii) the aggregate compensation expense related to stock option awards recognized during these years, computed in accordance with SFAS 123R; (iii) the dollar value of earnings for services pursuant to awards granted during these years under non-equity incentive plans; (iv) all other compensation for these years; and, finally, (v) the dollar value of total compensation for these years.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Option awards ($) (1)	Non-equity incentive plan compensation ($) (2)	All other compensation ($) (3)	Total ($)
(a)	(b)	(c)	(d)	(f)	(g)	(i)	(j)

Patrick L. Alexander President and Chief Executive Officer (4)	2007 2006	274,583 255,543	19,300 38,000	27,584 26,955	15,200 38,000	34,099 33,431	370,766 391,929

Michael E. Scheopner Executive Vice President and Credit Risk Manager	2007 2006	155,000 140,000	15,200 30,000	17,848 17,441	12,000 30,000	16,563 18,408	216,611 235,849

Mark A. Herpich Executive Vice President and Chief Financial Officer	2007 2006	155,000 140,000	15,200 30,000	17,848 17,441	12,000 30,000	12,373 14,524	212,421 231,965

(1)          Amounts reflect expense recognized during 2007 and 2006 under SFAS 123R for stock option grants made in 2007 and prior years.  The assumptions used in determining the compensation expense recognized under SFAS 123R can be found in Footnote 11 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2007.

(2)          Represents payments under our performance incentive plan bonuses, which are based on return on average assets, return on average equity and earnings per share increases, accrued and related to performance in 2007 and 2006, which were paid in 2008 and 2007, respectively.

(3)          Amounts included in Messrs. Alexander, Scheopner and Herpich include Company contributions to Landmark’s 401(k) Profit Sharing Plan of $13,200, $9,876, and $9,735, respectively, in 2006, and $13,500, $7,799 and $7,799, respectively, in 2007.  The additional amounts reported in all other compensation, except as noted in Footnote (4), include perquisites in the form of country club dues and a car allowance.

(4)   Amount reported in all other compensation includes board fees of $16,800 in 2007 and 2006.

In October 2001 we entered into employment agreements with each of Messrs. Alexander, Scheopner and Herpich.  Mr. Alexander’s agreement provides for an initial three-year term that renews for an additional one-year term on each anniversary of its original effective date (so that, as of each effective date of the effective date, the agreement will always have a three-year term), unless either party gives notice, 90 days prior to the effective date, of its intention to terminate the agreement.  Pursuant to his employment agreement, Mr. Alexander is entitled to receive a base salary of $200,000, subject to increase in accordance with our management compensation policies and plans.  Mr. Alexander is also entitled to receive a performance bonus based on performance criteria selected by the Compensation Committee, a country club membership, an annual car allowance and such other benefits as are provided to our other executive officers.

Mr. Herpich’s and Mr. Scheopner’s agreements each provide for an initial one-year term that automatically renews on each anniversary of its original effective date unless either party gives notice, 90 days prior to the anniversary date, of its intention to terminate the agreement.  Pursuant to their respective employment agreements, each of Mr. Herpich and Mr. Scheopner are entitled to receive a minimum base salary of $105,000, subject to increase in accordance with our management compensation policies and plans.  They are also entitled to receive a performance bonus based on performance criteria selected by the Compensation Committee, a country club membership, an annual car allowance and such other benefits as are provided to our other executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information on outstanding options held by the individuals named in the Summary Compensation Table at December 31, 2007, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. Other than what is footnoted below, the options vest ratably over four years from the grant date.  There were no stock awards held at December 31, 2007.

Option Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable (1)	Option exercise Price ($)	Option expiration date (2)
(a)	(b)	(c)	(e)	(f)

Patrick L. Alexander	4,050 20,457 6,819	- 0 - 6,819 20,457	12.90 24.03 24.63	1/26/2010 3/29/2014 4/19/2016
Michael E. Scheopner	13,237 4,413	4,412 13,236	24.03 24.63	3/29/2014 4/19/2016
Mark A. Herpich	1,882 7,729 2,577 13,237 4,413	- 0 - - 0 - - 0 - 4,412 13,236	16.17 10.83 12.90 24.03 24.63	11/4/2008 3/20/2010 1/26/2011 3/29/2014 4/19/2016

(1)          Mr. Alexander’s remaining unvested options awarded on March 29, 2014 vested on March 29, 2008.  Of his unvested options awarded on April 19, 2006, 6,819 vest on each of April 19, 2008, 2009, and 2010.

Mr. Scheopner’s and Mr. Herpich’s remaining unvested options awarded on March 29, 2014 vested on March 29, 2008.  Of their unvested options awarded on April 19, 2006, 4,412 vest on each of April 19, 2008, 2009, and 2010.

(2)          All options expire 10 years after the grant date.

All equity awards made to Messrs. Alexander, Scheopner and Herpich were made pursuant to the 2001 Long-Term Incentive Plan, which authorized the issuance of up to 340,000 shares of our common stock, as adjusted subsequently for the impact of our annual 5% stock dividends, including the granting of incentive stock options, nonqualified stock options, restricted stock and stock appreciation rights.  The options were granted with an exercise price equal to the fair market value of the stock on the date of grant.

Benefits upon Termination or a Change in Control

If Mr. Alexander’s employment is terminated without cause (which is defined in the employment agreement), Landmark Bancorp will be obligated to pay or to provide to him, as applicable, a cash payment equal to three times the sum of (a) his then annual salary, (b) an amount equal to the average of the annual performance bonuses paid to him for the most recent three fiscal years, and (c) the contributions made for his benefit under all employee retirement plans during the most recently ended fiscal year.  Landmark Bancorp must also provide Mr. Alexander and his immediate family continued insurance coverage for the three years after this termination of employment.  Landmark Bancorp will have no continuing obligation to Mr. Alexander if he voluntarily terminates his employment or if he is terminated for cause, except that Landmark Bancorp will be obligated to pay him his accrued salary and benefits through the effective date of his termination of employment.

Except as described below, the employment agreements for Messrs. Herpich and Scheopner contain substantially the same provisions as those included in Mr. Alexander’s employment agreement.  As described above, the terms of their respective agreements are for one year and, absent 90 days notice from either party, they automatically extend for one additional year on each anniversary of the effective date of the agreement.  If Mr. Herpich or Mr. Scheopner is terminated without cause during the term of his respective agreement, he will be entitled to receive an amount equal to the sum of (a) his then annual salary, (b) an amount equal to the average of the annual performance bonuses paid to him for the most recently ended three fiscal years, and (c) the contributions made for his benefit under all employee retirement plans during the most recently ended fiscal year.  Landmark Bancorp must also provide the officer and his immediate family with continued insurance coverage for one year after this termination of employment.  The payment to be made to Mr. Herpich or Mr. Scheopner, as applicable, upon his voluntary termination of employment within six months after a change of control or his involuntary termination without cause within one year of a change of control will be equal to two times the sum of (a) his then annual salary, (b) an amount equal to the average of the annual performance bonuses paid to him for the most recently ended three fiscal years, and (c) the contributions made for his benefit under all employee retirement plans during the most recently ended fiscal year.

The following table sets forth the potential payments payable to each of the individuals named in the Summary Compensation Table upon termination of employment, change in control, disability and death, assuming the events occurred on December 31, 2007.

Name	Benefit	Termination Without Cause	Termination Following Change-in Control	Termination for Any other Reason (1)

Patrick L. Alexander	Base Salary Short-Term Incentive Benefit Plan Medical Stock Options (2)	832,500 137,500 40,500 6,445 88,601	832,500 137,500 40,500 6,445 117,786	— — — — 88,601

	Total	1,105,546	1,134,731	88,601

Michael E. Scheopner	Base Salary Short-Term Incentive Benefit Plan Medical Stock Options (2)	160,000 36,067 7,799 4,830 24,180	320,000 72,133 15,598 9,413 43,064	— — — — 24,180

	Total	232,876	460,208	24,180

Mark A. Herpich	Base Salary Short-Term Incentive Benefit Plan Medical Stock Options (2)	160,000 36,067 7,799 4,830 188,203	320,000 72,133 15,598 9,413 207,087	— — — — 188,203

	Total	396,899	624,231	188,203

(1)  This column includes amounts payable as a result of a voluntary termination by the employee, a termination of the employee for cause by Landmark Bancorp, termination as a result of death or disability or a termination by the employee upon retirement.

(2)  Based on Landmark Bancorp’s closing price of $ 25.55 on December 31, 2007, the last trading day of the year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding our common stock beneficially owned on April 4, 2008 with respect to all persons known to us to be the beneficial owner of more than five percent of our common stock, each director and nominee, each executive officer named in the summary compensation table above and all directors and executive officers of as a group.  Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act, under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership of such securities within 60 days of April 4, 2008.

Name of Individual and Number of Persons in Group	Amount and Nature of Beneficial Ownership(1)		Percent of Class

5% Stockholders

Patrick L. Alexander	121,252	(2)	5.2%

Other Directors and Named Executive Officers

Richard A. Ball	46,778	(3)	2.1%
Brent A. Bowman	9,148	(4)	*
Joseph L. Downey	20,123	(5)	*
Jim W. Lewis	58,412	(6)	2.6%
Jerry R. Pettle	20,266	(7)	*
Susan E. Roepke	97,328	(8)	4.3%
C. Duane Ross	48,126	(9)	2.1%
Larry L. Schugart	104,972	(10)	4.6%
David H. Snapp	40,928	(11)	1.8%
Mark A. Herpich	49,419	(12)	2.2%
Michael E. Scheopner	56,643	(13)	2.5%
Dean R. Thibault	25,662	(14)	1.1%
Bradly L. Chindamo	—		*
Larry R. Heyka	5,875	(15)	*
Mark J. Oliphant	17,824	(16)	*

All directors and executive officers as a group (16 persons)	722,755	(17)	29.4%

*Less than 1%

(1)                The information contained in this column is based upon information furnished to us by the persons named below and the members of the designated group.  The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below.  Inclusion of shares in this table shall not be deemed to be an admission of beneficial ownership of such shares.

(2)                Includes 44,964 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 24,316 shares owned in an individual retirement account over which he has shared voting and investment power.  24,724 shares are pledged as collateral in connection with a line of credit from an unrelated financial institution.

(3)                Includes 4,455 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 5,330 shares owned in a simplified employee pension individual retirement account over which Mr. Ball has voting and investment power, 276 shares held as a trustee over which he has shared voting and investment power, 1,050 shares in an individual retirement account over which he has shared voting and investment power, 138 shares owned by his spouse directly and 463 shares owned in his spouse’s individual retirement account over which he has no voting or investment power.

(4)                Includes 4,455 shares presently obtainable through the exercise of options granted under our stock option plan.

(5)                Includes 4,455 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 6,814 shares owned by Mr. Downey’s spouse over which he has shared voting and shared investment power.

(6)                Includes 4,455 shares presently obtainable through the exercise of options granted under our stock option plan.

(7)                Includes 4,455 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 5,615 shares held in an individual retirement account over which Mr. Pettle has shared voting and sole investment power.

(8)                Includes 4,455 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 27,339 shares held in an individual retirement account of which the power to vote such shares is shared with the individual retirement account administrator, 43,213 shares owned by her spouse over which she has shared voting and investment power and 2,346 shares held in her spouse’s individual retirement account and over which Ms. Roepke has shared voting and investment power.  31,560 shares are pledged as collateral in connection with a line of credit from an unrelated financial institution.

(9)                Includes 4,455 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 6,136 shares held in an individual retirement account over which Mr. Ross has sole voting and sole investment power and 2,796 shares held in his spouse’s individual retirement account over which he has no voting or investment power.

(10)          Includes 4,455 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 7,423 shares owned by his spouse over which Mr. Schugart has shared voting and investment power and 771 shares held in his spouse’s individual retirement account over which shares he has no voting or investment power.  Also includes 47,423 shares owned in an individual retirement account over which he has shared voting and investment power.  33,272 shares are pledged as collateral in connection with a line of credit from an unrelated financial institution.

(11)          Includes 4,455 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 3,575 shares held in an individual retirement account over which he has shared voting and sole investment power.  Also includes 842 shares owned by his spouse over which he has shared voting and investment power and Mr. Snapp disclaims beneficial ownership of such shares.  5,400 shares are pledged as collateral in connection with a loan from an unrelated financial institution.

(12)          Includes 36,780 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 8,632 shares he owns with his spouse over which he has shared voting and investment power.

(13)          Includes 26,474 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 24,802 shares owned jointly with his spouse over which he shares voting and investment power.  21,426 shares are pledged as collateral in connection with a line of credit from an unrelated financial institution.

(14)          Includes 20,893 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 3,642 shares owned in an individual retirement account over which he has shared voting and investment power.

(15)          Includes 3,530 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 1,102 shares owned in an individual retirement account over which Mr. Heyka has shared voting and investment power.

 (16)       Includes 15,432 shares presently obtainable through the exercise of options granted under our stock option plan.  Also includes 155 shares he owns with his spouse over which he has shared voting and investment power, 1,939 shares owned in an individual retirement account over which he has shared voting and investment power and 298 shares owned in his spouse’s individual retirement account over which he has not voting or investment power.

(17)          Includes an aggregate of 188,167 shares presently obtainable through the exercise of options granted under the Landmark Bancorp, Inc. 2001 Stock Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires that our executive officers, directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which our shares of common stock are traded.  These persons are also required to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of the copies of these forms, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during the fiscal year ended December 31, 2007 except for one stock purchase by Mr. Ball which was filed two days late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our directors and officers and their associates were customers of and had transactions with Landmark Bancorp and Landmark National Bank, and their predecessors, during 2007.  Additional transactions are expected to take place in the future.  All outstanding loans, commitments to loan, and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. All such loans are approved by the Landmark Bank’s board of directors in accordance with the bank regulatory requirements.

AUDIT COMMITTEE REPORT

The Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K.  The committee is comprised of Messrs. Ball, Downey, Pettle, Ross, and Schugart and Ms. Roepke.  All of the members are deemed “independent,” as defined by NASDAQ.

The Audit Committee has reviewed and discussed our audited financial statements for 2007 with our management and KPMG LLP, our independent registered public accounting firm.  The committee has also discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees).  Based on the review and discussions with management and KPMG LLP, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for 2007 for filing with the Securities and Exchange Commission.

Audit Committee:

Richard A. Ball	Susan E. Roepke
Joseph L. Downey	C. Duane Ross
Jerry R. Pettle	Larry L. Schugart

PROPOSAL II — PROPOSED AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION REGARDING AUTHORIZED SHARES OF STOCK

Our board of directors has unanimously approved, and recommends to our stockholders for their approval and adoption, an amendment to our Amended and Restated Certificate of Incorporation that would increase the number of authorized shares of common stock from 5,000,000 to 7,500,000.  We believe that this proposed amendment is in the best interests of Landmark Bancorp and its stockholders.  Holders of a majority of the outstanding shares of our common stock outstanding and entitled to vote as of the close of business on April 4, 2008, must approve the amendment.

Proposed Amendment to Our Amended and Restated Certificate of Incorporation

The amendment to our Amended and Restated Certificate of Incorporation provides that the first sentence of Article 4(A) be deleted in its entirety and replaced to read as follows:

“A.          CAPITAL STOCK.  The total number of shares of stock which the corporation shall have authority to issue is Seven Million Five Hundred Thousand (7,500,000) shares of Common Stock, par value of $0.01 per share, and Two Hundred Thousand (200,000) shares of Preferred Stock, par value of $0.01 per share.”

Reasons for the Proposed Amendment

If this proposed amendment is approved, the board of directors will be able to use the newly authorized common stock for a variety of potential uses.  First, the additional shares of common stock could be used in connection with a future stock split.  In the past, we have declared a 5% stock dividend to our stockholders each year, and we hope to continue this practice in the future.  Additionally, in the future, we may consider declaring a stock split that would increase the total number of share outstanding.  Second, the additional shares of stock would provide us with shares of stock that could be used to make acquisitions that may be advisable from time to time.  These transactions could include the acquisition of additional branch locations, subsidiaries or bank or thrift holding companies.  Third, the additional shares of stock authorized by the amendment could be used to raise additional working capital.  It is possible that our board may in the future decide to conduct a private or public offering of stock to raise additional capital for contribution to our subsidiaries and for general corporate purposes.  Fourth, additional authorized shares of common stock could be used to fund the grant of equity compensation to our officers, employees and directors.  Although the board of directors does not currently have specific plans related to the potential uses described above, these shares would be available for any of these purposes.

The increase in the authorized number of shares of stock would allow for the possibility of substantial dilution of the voting power of our current stockholders, although no dilution will occur as a direct result of the increase in the number of our authorized shares.  The degree of any dilution that would occur following the issuance of any additional shares of stock would depend upon the number of shares of stock that are actually issued in the future, which cannot be determined at this time.  Issuance of a large number of additional voting shares could significantly dilute the voting power of our existing stockholders.

The existence of a substantial number of authorized and unissued shares of stock could also impede an attempt to acquire control because our board of directors would have the ability to issue additional shares of stock in response to any such attempt.  We are not aware at this time of any attempt to acquire control of Landmark Bancorp, and no decision has been made as to whether any or all newly authorized but unissued shares of stock would be issued in response to any attempt of that kind.

We unanimously recommend that you vote your shares FOR adoption and approval of the amendment to our Amended and Restated Certificate of Incorporation.

PROPOSAL III — RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders will be asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2008.  If the appointment of KPMG LLP is not ratified, the matter of the appointment of our independent registered public accounting firm will be considered by the Audit Committee.  Representatives of KPMG LLP are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.  We recommend that you vote FOR the ratification of KPMG LLP to serve as our independent registered public accounting firm.

Accountant Fees

Audit Fees.  The aggregate amounts of fees billed by KPMG LLP for their audit of our annual financial statements for fiscal years 2007 and 2006 and for their required reviews of our unaudited interim financial statements included in our quarterly reports filed during fiscal years 2007 and 2006 were $150,000 and $140,000, respectively.

Audit Related Fees.  We did not incur any audit related fees from KPMG LLP for fiscal years 2007 and 2006.

Tax Fees.  The aggregate amounts of tax related services billed by KPMG LLP for fiscal years 2007 and 2006 were $50,250 and $40,155, respectively, for professional services rendered for tax compliance, tax advice and tax planning.  The services provided included assistance with the preparation of our tax return and guidance with respect to estimated tax payments.

All Other Fees.  We did not incur fees from KPMG LLP for fiscal years 2007 and 2006 other than the fees reported above.

The Audit Committee, after consideration of these matters, does not believe that the rendering of these services by KPMG LLP to be incompatible with maintaining their independence as our principal accountants.

Audit Committee Pre-Approval Policy

Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent accountant.  We have adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent registered public accounting firm.  As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence.  In accordance with the pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by KPMG LLP for up to twelve months from the date of the pre-approval.  All of the services referred to above in the table for 2007 were pre-approved by the Audit Committee.

By order of the Board of Directors

Patrick L. Alexander
President and Chief Executive Officer

Manhattan, Kansas

April [    ], 2008

ALL STOCKHOLDERS ARE URGED TO SIGN

AND MAIL THEIR PROXIES PROMPTLY

PROXY FOR COMMON SHARES ON BEHALF OF BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF THE STOCKHOLDERS OF

LANDMARK BANCORP, INC. TO BE HELD MAY 21, 2008

The undersigned hereby appoints Mark A. Herpich, Richard A. Ball and Susan E. Roepke, or any two of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders of Landmark Bancorp, Inc., to be held at the Kansas State University Alumni Center, 17th and Anderson Avenue, Manhattan, Kansas, on Wednesday, May 21, 2008, at 2:00 p.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement, receipt of which is hereby acknowledged, as follows:

1.             ELECTION OF DIRECTORS:

FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

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Class I (term expires 2011):            Brent A. Bowman, Joseph L. Downey, David H. Snapp

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST ABOVE.)

2.                                      APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 5,000,000 TO 7,500,000:

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For	Against	Abstain

3.                                      RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2008:

☐	☐	☐
For	Against	Abstain

4.                                      In accordance with their discretion, upon all other matters that may properly come before the meeting and any adjournments or postponements of the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

Dated:	, 2008

Signature(s)

NOTE:  PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE.  ALL JOINT OWNERS OF SHARES SHOULD SIGN.  STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.  PLEASE RETURN SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE.